UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

SEMI-ANNUAL REPORT

May 31, 2015

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA GROWTH FUND

SHAREHOLDER LETTER

May 31, 2015 (UNAUDITED)

Dear Fellow Shareholder,

Review of 2nd Quarter and 1st Half 2015

The Fund had another strong quarter in the 2nd Qtr. of 2015, with a total return of 4.3% vs. total returns of 0.3%, 1.0% and 1.7% for the S&P 500, the Russell 3000 Growth Index and the NASDAQ Composite, respectively.

For the 1st Half of 2015, the Fund was up 14.1% vs. total returns of 1.2%, 5.1% and 5.3% for the S&P 500, the Russell 3000 Growth Index and the NASDAQ Composite.  We are pleased to announce that for the 1st six months of 2015 through June 30th, the TANAKA Growth Fund was again Ranked #1 in performance by Lipper* out of 581 funds in the Multi-cap Growth mutual fund category.  This is the 3rd multi-month time period over the last 3 years that the Fund was ranked #1 by Lipper in its category.

We have been focusing on improving the consistency of the Fund’s performance by trying to avoid weak industries, “working the mine harder” and keeping the portfolio fresh with new ideas, so we were even more delighted that the Fund was recently awarded 5 Stars by Morningstar** for the 3 years through May 31, 2015 and again for the 3 years through June 30, 2015, ranking us in the top 2% of 657 funds in their Midcap Growth Category.

In the 1st Half of 2015, the Fund benefited from: (1) our proprietary economic research which steered us completely away from two notably weak industries (S&P Energy down 4.7% and S&P Utilities down 10.6%); (2) our research which steered us toward relatively stronger industries (Healthcare, Biotech and Consumer Discretionary); and (3) individual stock selection which allowed us to find individual companies that outperformed their industries (our 2 airlines were up an average of 18.1% vs. a 21% decline by the S&P 500 Airlines subgroup, our 4 Consumer Discretionary stocks were up an average 27.0% vs. a 6.8% gain in the S&P 500 Consumer Discretionary sector, our 8 tech stocks were up an average 7.5% vs. a 0.7% gain in the S&P 500 Information Technology sector, our 2 financial stocks were up an average 8.1% vs. a 0.3% decline in the S&P 500 Financial sector and our 2 Industrials were up an average 5.0% vs. a decline of 0.8% by the S&P 500 Industrials sector).  Our only two weak sectors were Materials and Telecom but were limited to a 6% weighting of the Fund.

Outlook & Strategies for 2015-2016

Our proprietary research on inflation, Fiscal Policy and Monetary Policy suggests that stocks remain the most attractive asset particularly vs. bonds and cash equivalents as the economy globally remains well under full utilization and therefore has room to grow and room for more monetary stimulus.  It is important to understand that the silver lining to a protracted slow growth economy is that inflation remains low, and that in addition, unusually low inflation this cycle is resulting even further from “good deflation” from technology-based shale oil advances as well as ongoing “Digital Deflation” injecting more value and productivity into the economy.  Our equity valuation models suggest that

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2015 (UNAUDITED)

P/E ratios can expand by about 1-5% over the next 12 months.  With earnings growth of 4-5%, there is potential equity upside of 5-10% in the next year.

Our biggest concern is that corporate earnings growth has been decelerating as downturns in the energy sector and foreign exchange losses from a strong Dollar are diluting the benefits of continued gains from corporate innovation, efficiencies, consolidations and a gradual economic recovery.  However, we expect some sectors and several companies to continue to show strong growth and we believe monetary policy visibility is fairly high for continued stimulus in the U.S., E.U., Japan and China.

Internationally, we believe that risks of Greek collapse are largely discounted.  However, it is likely that the Chinese economy is slowing more rapidly than its recent economic data would suggest.  In addition, our analysis suggests that global economic growth in general continues to be constrained by excessive government spending and elevated debt which act to “crowd out” job growth in the private sector.  While elevated government spending and debt in Japan, Portugal, Italy, Spain and even the U.S. are likely to continue to suppress economic growth, it is this sluggishness that we believe will require above average monetary stimulus for some time.  Accordingly, we believe that even though the Federal Reserve will begin to raise short term interest rates from near zero perhaps as early as December or early in 2016, we expect its level of monetary stimulus to remain very high for at least two years into the future.

We will continue to emphasize stock picking and favor pro-cyclical Technology, Consumer Discretionary and Industrial companies. We are also finding innovative companies in healthcare/biotech and media/entertainment, and we are doing early proprietary research on corporate tax advantages and a unique materials industry.  We believe it is still too early to return to energy stocks and believe that airlines may have considerable room to benefit from new capacity disciplines and lower fuel prices.  Please visit our website at www.TANAKA.com and see our TCM Economic Bulletin: "Shale Oil, OPEC and Deflation" which persuaded us to sell all energy stocks in early October when oil was at $85 and to buy airlines.

We are watching potential downside risks from: (1) Economic slowdowns in China and Brazil; (2) political disruptions in the Middle East and Eastern Europe; and (3) physical and cyber terrorism.

Upside potential surprises might come from (1) a nuclear resolution with Iran that could lead to more oil supply and lower oil prices; and (2) China managing to re-stimulate its economy.  We expect a surge in mergers and acquisitions given the low cost of debt financing, high free cash flows and the difficulty that companies are having in generating organic revenue growth.

We are encouraged by the recent increase in net inflows into the Fund and will strive to continue to deliver above average returns to our shareholders.

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2015 (UNAUDITED)

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA.  You may also send a check written out to the TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

*

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested.

**

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variations in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. The Fund was rated against the following numbers of Mid-Cap Growth funds over the following time periods: 657 funds in the last three years, 585 funds in the last five years, and 451 in the last ten years. With respect to these Mid-Cap Growth funds, The Fund received a Morningstar Rating of 5 stars for the three-year period, 2 stars for the five-year period, and 1 star for the ten year period. Past performance is no guarantee of future results.

©2014 Morningstar, Inc. All Rights Reserved. The information presented above (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

TANAKA GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

May 31, 2015 (UNAUDITED)

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail:  tanaka@tanaka.com

TANAKA Growth Fund (TGFRX) Earns 5-Star Morningstar Rating for

3-Year Period Ending 6/30/15 and Receives a #1 Ranking by Lipper for the 3rd Time

2012-2013: Lipper Ranked #1 in1-year performance up 45.6% through 9/30/2013

2014: Lipper Ranked #1 in 5 months performance up 9.1% through 5/31/2014

2015: Lipper Ranked #1 in 6 months performance up 14.17% through June 30, 2015

Graham Tanaka -

President and senior investment analyst/portfolio manager for Tanaka Capital Management and the TANAKA Growth Fund.

Mr. Tanaka has over 40 yrs. experience as an analyst and portfolio manager, and 25 yrs. experience managing mutual fund portfolios.

THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The advisor has agreed to waive its fees and/or absorb expenses of the fund to ensure that total annual operating expenses do not exceed 2.45 percent of the fund’s average net assets (excluding (1) extraordinary expenses and (2)dividend and interest expense to the extent necessary to maintain total operating expenses for Class R shares at 2.45% percent.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

'The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

'The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2015 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Through May 2015

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R, the S&P 500 Index, the Russell 3000 Growth Index and the NASDAQ Composite Index

$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
TANAKA Growth Fund, Class R
S&P 500 Index
NASDAQ Composite Index
Russell 3000 Growth Index
Inception Date
12/30/98
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Date

	Year to Date Return	One Year Total Return	Three Year Average Annual Return	Five Year Average Annual Return	Total Average Annual Return Since Inception
	12-31-14 to 05-31-15	05-31-14 to 05-31-15	05-31-12 to 05-31-15	05-31-10 to 05-31-15	12-30-98 to 05-31-15
R-Share	16.72%	14.06%	26.40%	13.69%	5.17%
Russell 3000 Growth	5.94%	14.91%	19.89%	17.60%	4.35%
NASDAQ Composite	7.05%	19.44%	21.49%	17.53%	5.27%
S&P 500	3.23%	11.77%	19.67%	16.50%	5.22%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through March 31, 2015.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Nasdaq Composite is a stock market index of all the common stocks and similar securities listed on the Nasdaq stock market, meaning that it has over 3,000 components.  It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2015 (UNAUDITED)

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

May 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
1.27%
Consumer Cyclical
7.02%
Cash Equivalents
2.94%
Consumer Defensive
9.25%
Financial Services
4.13%
Technology
36.69%
Healthcare
29.48%
Industrials
9.22%

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2015 (UNAUDITED)

Shares		Value

COMMON STOCKS - 95.81%

Accident & Health Insurance - 2.13%
6,000	Aflac, Inc.	$ 373,320

Air Transportation, Scheduled - 5.56%
8,895	Alaska Air Group, Inc.	574,973
19,750	JetBlue Airways Corp. *	398,160
		973,133
Beverages - 1.13%
2,055	PepsiCo, Inc.	198,164

Biological Products - 9.10%
1,840	Amgen, Inc.	287,518
11,600	Gilead Sciences, Inc. *	1,302,332
112,817	Mymetics Corp. (Switzerland) *	2,482
		1,592,332
Cigarettes - 4.55%
11,590	Altria Group, Inc.	593,408
2,435	Philip Morris International, Inc.	202,275
		795,683
Electric Housewares & Fans - 0.91%
1,820	Helen of Troy Ltd. (Bermuda) *	159,232

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.78%
11,450	General Electric Co.	312,242

Electronic Computers - 12.80%
17,185	Apple, Inc. *	2,238,862

Industrial Instruments for Measurement, Display, and Control - 1.66%
22,740	Rudolph Technologies, Inc. *	289,708

Measuring & Controlling Device - 0.95%
10,760	Nanometrics, Inc. *	167,210

Miscellaneous Metal Ores - 1.26%
14,675	Cameco Corp. (Canada)	219,978

Motor Vehicle Parts & Accessories - 1.80%
3,015	Honeywell International, Inc.	314,163

* Non-income producing securities during the period.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2015 (UNAUDITED)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

Shares		Value

Motor Vehicles & Passenger Car - 2.32%
1,618	Tesla Motors, Inc. *	$ 405,794

Pharmaceutical Preparations - 15.92%
80,222	Catalyst Pharmaceuticals Partners, Inc. *	316,877
2,984	Celgene Corp. *	341,489
2,700	Mallinckrodt Plc. (Ireland)*	349,488
7,445	Valeant Pharmaceuticals, Inc. (Canada) *	1,777,643
		2,785,497
Primary Smelting & Refining of Nonferrous Metals - 0.00%
27,365	Blue Earth Refineries, Inc. *	-

Radio & TV Broadcasting & Communications Equipment - 3.05%
7,659	Qualcomm, Inc.	533,679

Retail-Drug Stores and Proprietary Stores - 2.58%
5,260	Walgreen Co.	451,518

Retail-Eating Places - 2.79%
5,410	Yum! Brands, Inc.	487,495

Security Brokers, Dealers & Flotation Companies - 1.97%
6,457	Stifel Financial Corp. *	343,900

Semiconductors & Related Devices - 2.02%
18,238	Alliance Fiber Optic Products, Inc.	353,088

Services - Computer Programming Services - 10.31%
18,110	Synaptics, Inc. *	1,804,480

Services-Medical Laboratories - 3.79%
19,944	Bio-Reference Laboratories, Inc. *	662,540

Services-Motion Picture & Video Tape Production - 1.85%
9,800	Lions Gate Entertainment Corp.	324,282

Special Industry Machinery - 5.59%
5,085	ASML Holdings NV ADR	571,045
104,560	Mattson Technology, Inc. *	407,784
		978,829
Telephone & Telegraph Apparatus - 0.00%
127	Nortel Networks Corp. (Canada) *	-

* Non-income producing securities during the period.

ADR - American Depositary Receipt.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

Shares		Value

Wholesale-Petroleum & Petroleum Products - 0.00%
245,630	Fuelnation, Inc. *	$ -

TOTAL FOR COMMON STOCKS (11,081,426) - 95.81%		16,765,129

WARRANTS - 0.43%
28,261	Catalyst Pharmaceuticals Partners, Inc. * #	74,892
TOTAL FOR WARRANTS (Cost $0) - 0.43%		74,892

SHORT-TERM INVESTMENTS - 2.91%
509,733	Huntington Conservative Deposit Account 0.05% **	509,733
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $509,733) - 2.91%		509,733

TOTAL INVESTMENTS (Cost $11,591,159) - 99.15%		17,349,754

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.85%		146,982

NET ASSETS - 100.00%		$ 17,496,736

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at May 31, 2015.

# This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Directors. Total market value for fair valued securities is $74,892, representing 0.43% of net assets.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015 (UNAUDITED)

Assets:
Investments, at Value (Cost $11,591,159)	$ 17,349,754
Cash	564,632
Receivables:
Dividends and Interest	8,947
Capital Shares Purchased	5,850
Prepaid Expenses	10,031
Total Assets	17,939,214
Liabilities:
Due to Advisor	30,456
Administrative Fees	1,357
Distribution (12b-1) Fees Payable	14,261
Portfolio Securities Purchased	351,041
Other Accrued Expenses	45,363
Total Liabilities	442,478
Net Assets	$ 17,496,736

Net Assets Consist of:
Capital Stock	$ 7,642
Paid-In Capital	14,463,107
Undistributed Net Investment Loss	(337,144)
Accumulated Net Realized Loss on Investments	(2,395,464)
Net Unrealized Appreciation in Value of Investments	5,758,595
Net Assets, for 764,216 Shares Outstanding	$ 17,496,736

Net Asset Value and Offering Price Per Share	$ 22.90

Minimum Redemption Price Per Share ($22.90*0.98) (Note 6)	$ 22.44

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015 (UNAUDITED)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2015 (UNAUDITED)

Investment Income:
Dividends (net of foreign withholding taxes of $318)	$ 76,926
Money Fund Dividends	55
Total Investment Income	76,981

Expenses:
Advisory	78,766
Transfer Agent	24,891
Printing and Mailing	9,576
Distribution (12b-1) Fees	19,692
Registration	9,146
Legal	8,976
Administrative	7,877
Audit	7,343
Miscellaneous	3,318
Insurance	2,686
Custody	3,067
Total Expenses	175,338
Fees subject to recoupment by the Advisor (Note 4)	17,640
Net Expenses	192,978

Net Investment Loss	(115,997)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	54,518
Net Change in Unrealized Appreciation on Investments	2,687,051
Realized and Unrealized Gain on Investments	2,741,569

Net Increase in Net Assets Resulting from Operations	$ 2,625,572

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2015 (UNAUDITED)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2015	11/30/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (115,997)	$ (240,985)
Net Realized Gain on Investments	54,518	349,983
Net Change in Unrealized Appreciation on Investments	2,687,051	1,156,021
Net Increase in Net Assets Resulting from Operations	2,625,572	1,265,019

Capital Share Transactions (Note 6)	368,494	(1,043,033)

Total Increase	2,994,066	221,986

Net Assets:
Beginning of Year	14,502,670	14,280,684

End of Year (Including Undistributed Net Investment Loss of $(337,144) and $(221,147), respectively)
	$ 17,496,736	$ 14,502,670

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	(Unaudited) Six Months Ended 5/31/2015	Years Ended
		11/30/ 2014	11/30/ 2013	11/30/ 2012	11/30/ 2011	11/30/ 2010

Net Asset Value, at Beginning of Period	$ 19.37	$ 17.68	$ 11.68	$ 11.12	$ 11.82	$ 11.19

Income From Investment Operations:
Net Investment Loss *	(0.15)	(0.31)	(0.28)	(0.15)	(0.11)	(0.22)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.68	2.00	6.28	0.71	(0.59)	0.85
Total from Investment Operations	3.53	1.69	6.00	0.56	(0.70)	0.63

Redemption Fees ***	-	-	-	-	-	-

Net Asset Value, at End of Period	$ 22.90	$ 19.37	$ 17.68	$ 11.68	$ 11.12	$ 11.82

Total Return **	18.22% (c)	9.56%	51.37% (a)	5.04%	(5.92)%	5.63%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 17,497	$14,503	$ 14,281	$ 10,105	$ 10,698	$ 3,015
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.22% (b)	2.30%	2.49%	2.79%	2.63%	3.22%
Ratio of Net Investment Loss to Average Net Assets	(1.25)% (b)	(1.46)%	(1.83)%	(1.56)%	(1.10)%	(2.56)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.45% (b)	2.45%	2.45%	2.45%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.47)% (b)	(1.61)%	(1.79)%	(1.22)%	(0.91)%	(1.80)%
Portfolio Turnover	7.55% (c)	26.36%	34.52%	49.80%	54.24%	45.47%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

(a) The Fund's total return for the year ended November 30, 2013 would have been 32.19% if it had not received      proceeds from securities litigations in the amount of $1,924,463.

(b) Annualized.

(c) Not Annualized.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015 (UNAUDITED)

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders.  Therefore, no federal tax provision is required.  If the required amount of net investment income and net realized capital gains are not distributed, the Fund could incur a tax expense.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2011-2013 returns and expected to be taken in the Fund’s 2014 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015 (UNAUDITED)

intends to distribute its net realized long-term capital  gains and its net  realized  short-term capital  gains at least once a year.  Distributions to shareholders which are

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.   These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

?

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and warrants) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2015:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 16,765,129	$ -	$ -	$ 16,765,129
Warrants	-	74,892	-	74,892
Short-Term Investments	509,733	-	-	509,733
	$ 17,274,862	$ 74,892	$ -	$ 17,349,754

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the six months ended May 31, 2015. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund's policy to recognize transfers into and out of Levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended May 31, 2015, the Advisor earned a fee of $78,766 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2015. For the six months ended May 31, 2015, the Advisor is subject to recoup previously waived expenses of $17,640. At May 31, 2015, the Fund owed the Advisor $30,456 for advisory fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2014, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
November 30, 2012	November 30, 2015	$36,261
November 30, 2013	November 30, 2016	$ 5,304

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the six months ended May 31, 2015, the Advisor earned a fee of $7,877 from the Fund.  At May 31, 2015, the Fund owed the Advisor $1,357 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2015, were $19,692.  For the six months ended May 31, 2015, the Advisor earned 12b-1 fees of $4,767.  At May 31, 2015, the Fund owed $14,261 in 12b-1 fees, of which $2,422 is due to the Advisor.

NOTE 5. INVESTMENTS

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

For the six months ended May 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term government investments were as follows:

Amount
Purchases	$1,378,715
Sales	$1,154,709

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at May 31, 2015, was $14,470,749. Capital share transactions for the six months ended May 31, 2015 and the year ended November 30, 2014, respectively, were as follows:

	Six Months Ended 5/31/15		Year Ended 11/30/14
	Shares	$ Amount	Shares	$ Amount
Shares sold	56,645	$ 1,237,089	70,729	$ 1,422,292
Shares redeemed	(41,248)	(868,595)	(129,472)	(2,465,325)
Net increase (decrease)	15,397	$ 368,494	(58,743)	$(1,043,033)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the six months ended May 31, 2015, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 7.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2014, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$3,071,544
Capital Loss Carryforwards	(2,449,982)
Post-December Ordinary Losses	(221,147)
Total Distributable Earnings, Net	$400,415

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2014, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ -	$ -	$ 221,147	$ -

As of November 30, 2014, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Expiring in: November 30, 2016	$(1,494,731)
November 30, 2017	(955,251)
Totals	$(2,449,982)

At November 30, 2014, the Fund had available for federal income tax purposes unused capital loss carryforwards of $2,449,982, which are available for offset against future capital gains, the use of a portion of which is limited by IRS regulations. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Capital loss carryforwards in the amount of $349,983 were utilized during the year ended November 30, 2014.

Following the December 23, 2010 acquisition by the Fund of the Embarcadero Absolute Return Fund and the Embarcadero Market Neutral Fund (“Embarcadero Funds), the Fund acquired all capital loss carryforwards available to the Embarcadero Funds.   In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforwards. Of the capital losses subject to Section 382, the Fund may only utilize $289,474 in a given year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses.

As of May 31, 2015, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 5,951,364
Gross unrealized depreciation on investment securities	(192,769)
Net unrealized appreciation on investment securities	$ 5,758,595

Tax Cost of investment securities *	$ 11,591,159

* Includes short-term investment.

No distributions were paid by the Fund for the six months ending May 31, 2015 and the year ending November 30, 2014.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2015 (UNAUDITED)

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

May 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2014 through May 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2014	May 31, 2015	December 1, 2014 to May 31, 2015

Actual	$1,000.00	$1,182.24	$13.33
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.72	$12.29

* Expenses are equal to the Fund's annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2015 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (67)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (79)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Michael E. Nelson (54)	Director (since 2007)	Senior Associate, CB Richard Ellis; Treasurer, Greenwich Audubon Society; Member, Real Estate Finance Association of Fairfield County; Member, Building Owners and Managers Association.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (67) *	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc.
Benjamin Bratt (22)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

The Directors were paid no fees for the six months ended May 31, 2015.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2015 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Michael E. Nelson

OFFICERS

Graham Y. Tanaka

Benjamin Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones & Assoc., P.C.

395 Sawdust Road, #2137

The Woodlands, TX  77380

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2015 (UNAUDITED)

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 369 Lexington Avenue, 20th Floor, New York, NY  10017.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2015 (UNAUDITED)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     August 6, 2015

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2015 (UNAUDITED)

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  August 6, 2015

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  August 6, 2015

* Print the name and title of each signing officer under his or her signature.